EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Gary Schellenberg, Chief Financial Officer, Secretary and Treasurer of Colorado Goldfields Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-QSB of Colorado Goldfields Inc. for the quarterly period ended November 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Colorado Goldfields Inc.
Dated: January 14, 2008

/s/ Gary Schellenberg
Gary Schellenberg
Chief Financial Officer, Secretary and Treasurer
(Principal Accounting Officer and Principal Financial Officer)